FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET
5.	FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31, 2011	December 31, 2012
Computers, software and office equipment	2,466	4,622
Leasehold improvements	2,943	5,211

Sub-total	5,409	9,833
Less: accumulated depreciation	1,065	2,195

	4,344	7,638

Depreciation expense were US$537, US$659 and US$1,067 for the years ended December 31, 2010, 2011 and 2012 respectively.